Exhibit 99.2

STATE STREET CORPORATION
Earnings Release Addendum
June 30, 2014
Table of Contents

GAAP-Basis Financial Information	Page

Consolidated Financial Highlights	1

Consolidated Results of Operations - Quarters Ended June 30, 2014, March 31, 2014 and June 30, 2013 and Six Months Ended June 30, 3014 and 2013	3

Consolidated Statement of Condition	4

Assets Under Custody and Administration	5

Assets Under Management	6

Operating-Basis (Non-GAAP) Financial Information

Reconciliations of Operating-Basis Financial Information - Quarters Ended June 30, 2014, March 31, 2014 and June 30, 2013	7

Reconciliations of Operating-Basis Financial Information - Six Months Ended June 30, 3014 and 2013	10

Capital

Regulatory Capital - June 30, 2014	13

Reconciliations of tangible common equity and tier 1 common capital ratios - June 30, 2014, March 31, 2014 and June 30, 2013	14

Reconciliations of tier 1 common ratios (standardized and advanced approaches) - June 30, 2014, March 31, 2014 and June 30, 2013	15

This financial information should be read in conjunction with State Street's earnings news release dated July 22, 2014.

STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Quarters Ended			% Change
(Dollars in millions, except per share amounts or where otherwise noted)	June 30, 2014	March 31, 2014	June 30, 2013	Q2 2014 vs. Q1 2014	Q2 2014 vs. Q2 2013
Revenue:
Fee revenue	$2,039	$1,924	$1,971	6%	3%
Net interest revenue	561	555	596	1	(6)
Net gains from sales of available-for-sale securities	—	15	—
Net losses from other-than-temporary impairment	(2)	(9)	(7)
Total revenue	2,598	2,485	2,560	5	1
Provision for loan losses	2	2	—
Total expenses	1,850	2,028	1,798	(9)	3
Income before income tax expense	746	455	762	64	(2)
Income tax expense	124	92	183
Net income	622	363	579	71	7
Net income available to common shareholders	602	356	571
Diluted earnings per common share	1.38	.81	1.24	70	11
Average diluted common shares outstanding (in thousands)	435,320	438,815	461,040
Cash dividends declared per common share	$.30	$.26	$.26
Closing price per share of common stock (as of quarter-end)	67.26	69.55	65.21
Ratios:
Return on average common equity	11.9%	7.2%	11.3%
Pre-tax operating margin	28.7	18.3	29.8
Net interest margin, fully taxable-equivalent basis	1.17	1.30	1.42
Total risk-based capital[1]	16.1	21.0	19.1
Tier 1 risk-based capital[1]	14.1	18.3	16.6
Tier 1 risk-based common capital[1,2]	12.8	16.4	14.9
Tier 1 leverage[1]	6.9	7.4	6.9
Tangible common equity[2]	7.0	6.7	6.5
At quarter-end:
Assets under custody and administration[3] (in trillions)	$28.40	$27.48	$25.74
Assets under management (in trillions)	2.48	2.38	2.15

1 Earlier this year, we announced that we had completed our Basel III qualification period. As a result, our regulatory capital ratios as of June 30, 2014 presented in the table above have been calculated under the advanced approaches framework of the Basel III final rule. Regulatory capital ratios as of March 31, 2014 and June 30, 2013 presented in the table above were calculated under different methodologies applicable as of those dates, and accordingly are not directly comparable to such ratios as of June 30, 2014. Refer to page 13 of this addendum for additional information about our regulatory capital ratios as of June 30, 2014.
2 Tier 1 common ratio as of June 30, 2013 and tangible common equity ratios as of June 30, 2014, March 31, 2014 and June 30, 2013 are non-GAAP financial measures. Refer to accompanying reconciliations on page 14 for additional information.
3 Included assets under custody of $21.69 trillion, $21.00 trillion and $18.88 trillion as of June 30, 2014, March 31, 2014 and June 30, 2013, respectively.

STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Six Months Ended		% Change
(Dollars in millions, except per share amounts)	June 30, 2014	June 30, 2013	2014 vs. 2013
Revenue:
Fee revenue	$3,963	$3,828	4%
Net interest revenue	1,116	1,172	(5)
Net gains from sales of investment securities	15	5
Net losses from other-than-temporary impairment	(11)	(10)
Total revenue	5,083	4,995	2
Provision for loan losses	4	—
Total expenses	3,878	3,624	7
Income before income tax expense	1,201	1,371	(12)
Income tax expense	216	328
Net income	985	1,043	(6)
Net income available to common shareholders	958	1,026	(7)
Diluted earnings per common share	2.19	2.22	(1)
Average diluted common shares outstanding (in thousands)	436,958	461,630
Cash dividends declared per common share	$.56	$.52
Return on average common equity	9.6%	10.2%
Pre-tax operating margin	23.6	27.4
Net interest margin, fully taxable-equivalent basis	1.23	1.40

STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters Ended					Six Months Ended
(Dollars in millions, except per share amounts)	June 30, 2014	March 31, 2014	June 30, 2013	Q2 2014 vs. Q1 2014	Q2 2014 vs. Q2 2013	June 30, 2014	June 30, 2013	% Change
Fee revenue:
Servicing fees	$1,288	$1,238	$1,201	4%	7%	$2,526	$2,376	6%
Management fees	300	292	277	3	8	592	540	10
Trading services:
Foreign exchange trading	144	134	171	7	(16)	278	317	(12)
Brokerage and other fees	116	119	133	(3)	(13)	235	276	(15)
Total trading services	260	253	304	3	(14)	513	593	(13)
Securities finance	147	85	131	73	12	232	209	11
Processing fees and other	44	56	58	(21)	(24)	100	110	(9)
Total fee revenue	2,039	1,924	1,971	6	3	3,963	3,828	4
Net interest revenue:
Interest revenue	650	655	700	(1)	(7)	1,305	1,387	(6)
Interest expense	89	100	104	(11)	(14)	189	215	(12)
Net interest revenue	561	555	596	1	(6)	1,116	1,172	(5)
Gains (losses) related to investment securities, net:
Net gains from sales of available-for-sale securities	—	15	—			15	5
Losses from other-than-temporary impairment	—	(1)	(6)			(1)	(6)
Losses reclassified (from) to other comprehensive income	(2)	(8)	(1)			(10)	(4)
Gains (losses) related to investment securities, net	(2)	6	(7)			4	(5)
Total revenue	2,598	2,485	2,560	5	1	5,083	4,995	2
Provision for loan losses	2	2	—			4	—
Expenses:
Compensation and employee benefits	978	1,157	917	(15)	7	2,135	1,952	9
Information systems and communications	244	244	235	—	4	488	472	3
Transaction processing services	193	191	186	1	4	384	366	5
Occupancy	115	114	114	1	1	229	230	—
Acquisition and restructuring costs	28	33	30	(15)	(7)	61	44	39
Other	292	289	316	1	(8)	581	560	4
Total expenses	1,850	2,028	1,798	(9)	3	3,878	3,624	7
Income before income tax expense	746	455	762	64	(2)	1,201	1,371	(12)
Income tax expense	124	92	183			216	328
Net income	$622	$363	$579	71	7	$985	$1,043	(6)
Adjustments to net income:
Dividends on preferred stock	$(19)	$(6)	$(6)			$(25)	$(13)
Earnings allocated to participating securities	(1)	(1)	(2)			(2)	(4)
Net income available to common shareholders	$602	$356	$571			$958	$1,026
Earnings per common share:
Basic	$1.41	$.83	$1.26	70	12	$2.23	$2.26	(1)
Diluted	1.38	.81	1.24	70	11	2.19	2.22	(1)
Average common shares outstanding (in thousands):
Basic	427,824	430,621	452,176			429,215	453,240
Diluted	435,320	438,815	461,040			436,958	461,630

STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED STATEMENT OF CONDITION

(Dollars in millions, except per share amounts)	June 30, 2014	December 31, 2013
Assets:
Cash and due from banks	$6,247	$3,220
Interest-bearing deposits with banks	98,386	64,257
Securities purchased under resale agreements	3,681	6,230
Trading account assets	941	843
Investment securities available for sale	98,546	99,174
Investment securities held to maturity (fair value of $18,864 and $17,560)	18,757	17,740
Loans and leases (less allowance for losses of $30 and $28)	16,767	13,458
Premises and equipment (net of accumulated depreciation of $4,620 and $4,417)	1,920	1,860
Accrued interest and fees receivable	2,221	2,123
Goodwill	6,037	6,036
Other intangible assets	2,247	2,360
Other assets	26,574	25,990
Total assets	$282,324	$243,291
Liabilities:
Deposits:
Noninterest-bearing	$73,109	$65,614
Interest-bearing -- U.S.	27,584	13,392
Interest-bearing -- Non-U.S.	118,141	103,262
Total deposits	218,834	182,268
Securities sold under repurchase agreements	9,168	7,953
Federal funds purchased	14	19
Other short-term borrowings	4,322	3,780
Accrued expenses and other liabilities	19,249	19,194
Long-term debt	9,037	9,699
Total liabilities	260,624	222,913
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series C, 5,000 shares issued and outstanding	491	491
Series D, 7,500 shares issued and outstanding	742	—
Common stock, $1 par, 750,000,000 shares authorized; 503,881,095 and 503,882,841 shares issued	504	504
Surplus	9,765	9,776
Retained earnings	14,114	13,395
Accumulated other comprehensive income gain (loss)	489	(95)
Treasury stock, at cost (78,910,844 and 69,754,255 shares)	(4,405)	(3,693)
Total shareholders' equity	21,700	20,378
Total liabilities and shareholders' equity	$282,324	$243,291

STATE STREET CORPORATION
Earnings Release Addendum
ASSETS UNDER CUSTODY AND ADMINISTRATION

	As of
(In billions)	June 30, 2014	March 31, 2014	June 30, 2013
Assets Under Custody and Administration
By Product Classification:
Mutual Funds	$7,122	$6,908	$6,278
Collective Funds	6,956	6,637	5,826
Pension Products	5,613	5,472	5,447
Insurance and Other Products	8,709	8,460	8,191
Total Assets Under Custody and Administration	$28,400	$27,477	$25,742
By Geographic Location[1]:
North America	$21,199	$20,540	$19,390
Europe, Middle East & Africa	5,923	5,704	5,245
Asia Pacific	1,278	1,233	1,107
Total Assets Under Custody and Administration	$28,400	$27,477	$25,742
Assets Under Custody[2]
By Product Classification:
Mutual Funds	$6,812	$6,596	$6,008
Collective Funds	5,375	5,110	4,379
Pension Products	4,985	4,868	4,377
Insurance and Other Products	4,515	4,422	4,117
Total Assets Under Custody	$21,687	$20,996	$18,881
By Geographic Location[1]:
North America	$16,743	$16,220	$14,685
Europe, Middle East & Africa	3,956	3,806	3,336
Asia Pacific	988	970	860
Total Assets Under Custody	$21,687	$20,996	$18,881

[1] Geographic mix is based on the location at which the assets are serviced.
[2] Assets under custody are a component of assets under custody and administration presented above.

STATE STREET CORPORATION
Earnings Release Addendum
ASSETS UNDER MANAGEMENT[1]

	As of
(In billions)	June 30, 2014	March 31, 2014	June 30, 2013
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$42	$42	$44
Passive	1,390	1,323	1,152
Total Equity	1,432	1,365	1,196
Fixed-Income:
Active	16	16	18
Passive	336	320	306
Total Fixed-Income	352	336	324
Cash[2]	413	419	385
Multi-Asset-Class Solutions:
Active	34	25	22
Passive	116	108	97
Total Multi-Asset-Class Solutions	150	133	119
Alternative Investments[3]:
Active	18	16	12
Passive	115	112	110
Total Alternative Investments	133	128	122
Total Assets Under Management	$2,480	$2,381	$2,146

1 As of December 31, 2013, presentation was changed to align with reporting of core businesses. Amounts reported as of June 30, 2013 have been adjusted for comparative purposes.
[2] Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
[3] Includes real estate investment trusts, currency and commodities, including SPDR® Gold Fund for which State Street is not the investment manager, but acts as distribution agent.

Exchange-Traded Funds[4]
By Asset Class:
Alternative Investments	$43	$42	$44
Cash	1	1	2
Equity	331	308	261
Fixed-Income	38	36	30
Total Exchange-Traded Funds	$413	$387	$337

[4] Exchange-traded funds are a component of assets under management presented above.

Assets Under Management
By Geographic Location[5]:
North America	$1,533	$1,480	$1,347
Europe/Middle East/Africa	589	562	498
Asia/Pacific	358	339	301
Total Assets Under Management	$2,480	$2,381	$2,146

[5] Geographic mix is based on client location or fund management location.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION
     In addition to presenting State Street’s financial results in conformity with U.S. generally accepted accounting principles, referred to as GAAP, management also presents results on a non-GAAP, or "operating" basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations.

     Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of State Street's normal course of business, facilitates an investor's understanding and analysis of State Street's underlying financial performance and trends in addition to financial information prepared and reported in conformity with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

     The accompanying earnings release presents financial information prepared on a GAAP as well as on an operating basis; accordingly, this earnings release addendum provides reconciliations of operating-basis financial measures. The following tables reconcile operating-basis financial information presented in the accompanying earnings release to financial information prepared and reported in conformity with GAAP.

	Quarters ended			% Change
(Dollars in millions, except per share amounts)	June 30, 2014	March 31, 2014	June 30, 2013	Q2 2014 vs. Q1 2014		Q2 2014 vs. Q2 2013
Total Revenue:
Total revenue, GAAP basis	$2,598	$2,485	$2,560	4.5%		1.5%
Adjustment to processing fees and other revenue (see below)	64	57	34
Adjustment to net interest revenue (see below)	42	44	33
Adjustment to net interest revenue (see below)	(28)	(27)	(47)
Total revenue, operating basis[1,2]	$2,676	$2,559	$2,580	4.57		3.72

Fee Revenue:
Total fee revenue, GAAP basis	$2,039	$1,924	$1,971	6		3
Tax-equivalent adjustment associated with tax-advantaged investments	64	57	34
Total fee revenue, operating basis	$2,103	$1,981	$2,005	6		5

Processing Fees and Other Revenue:
Total processing fees and other revenue, GAAP basis	$44	$56	$58	(21)		(24)
Tax-equivalent adjustment associated with tax-advantaged investments	64	57	34
Total processing fees and other revenue, operating basis	$108	$113	$92	(4)		17

Net Interest Revenue:
Net interest revenue, GAAP basis	$561	$555	$596	1		(6)
Tax-equivalent adjustment associated with tax-exempt investment securities	42	44	33
Discount accretion associated with former conduit securities	(28)	(27)	(47)
Net interest revenue, operating basis	$575	$572	$582	1		(1)
Net Interest Margin:
Net interest margin, fully taxable-equivalent basis[3]	1.17%	1.30%	1.42%	(13)	bps	(25)	bps
Effect of discount accretion	(.05)	(.06)	(.11)
Net interest margin, operating basis	1.12%	1.24%	1.31%	(12)		(19)

Expenses:
Total expenses, GAAP basis	$1,850	$2,028	$1,798	(8.8)%		2.9%
Severance costs associated with staffing realignment	(4)	(72)	—
Provisions for litigation exposure and other costs, net	—	(6)	(15)
Acquisition costs	(15)	(21)	(19)
Restructuring charges, net	(13)	(12)	(11)
Total expenses, operating basis[1,2]	$1,818	$1,917	$1,753	(5.16)		3.71
1 For the quarters ended June 30, 2014 and March 31, 2014, positive operating leverage in the quarter-over-quarter comparison was approximately 973 basis points, based on an increase in total operating-basis revenue of 4.57% and a decrease in total operating-basis expenses of 5.16%.
2 For the quarters ended June 30, 2014 and June 30, 2013, positive operating leverage in the year-over-year comparison was approximately 1 basis point, based on an increase in total operating-basis revenue of 3.72% and an increase in total operating-basis expenses of 3.71%.
3 For the quarters ended June 30, 2014, March 31, 2014 and June 30, 2013, fully taxable-equivalent net interest margin represented fully taxable-equivalent net interest revenue of $603 million, $599 million and $629 million, respectively (GAAP-basis net interest revenue of $561 million, $555 million, and $596 million plus tax-equivalent adjustments of $42 million, $44 million and $33 million, respectively), on an annualized basis, as a percentage of average total interest-earning assets for the quarters presented.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Quarters Ended			% Change
(Dollars in millions, except per share amounts)	June 30, 2014	March 31, 2014	June 30, 2013	Q2 2014 vs. Q1 2014	Q2 2014 vs. Q2 2013
Compensation and Employee Benefits Expenses:
Total compensation and employee benefits expenses, GAAP basis	$978	$1,157	$917	(15)%	7%
Severance costs associated with staffing realignment	(4)	(72)	—
Total compensation and employee benefits expenses, operating basis	$974	$1,085	$917	(10)	6

Other Expenses:
Total other expenses, GAAP basis	$292	$289	$316	1	(8)
Provisions for litigation exposure and other costs, net	—	(6)	(15)
Total other expenses, operating basis	$292	$283	$301	3	(3)

Income Before Income Tax Expense:
Income before income tax expense, GAAP basis	$746	$455	$762	64	(2)
Net pre-tax effect of non-operating adjustments to revenue and expenses	110	185	65
Income before income tax expense, operating basis	$856	$640	$827	34	4
Pre-tax operating margin[4]:
Pre-tax operating margin, GAAP basis	28.7%	18.3%	29.8%
Net effect of non-operating adjustments	3.3	6.7	2.3
Pre-tax operating margin, operating basis	32.0%	25.0%	32.1%

Income Tax Expense:
Income tax expense, GAAP basis	$124	$92	$183
Aggregate tax-equivalent adjustments	106	101	67
Italian banking industry tax assessment	—	(11)	—
Net tax effect of non-operating adjustments	3	18	(2)
Income tax expense, operating basis	$233	$200	$248

Effective Tax Rate:
Income before income tax expense, operating basis	$856	$640	$827
Income tax expense, operating basis	233	200	248
Effective tax rate, operating basis	27.2%	31.2%	30.0%

Net Income Available to Common Shareholders:
Net income available to common shareholders, GAAP basis	$602	$356	$571	69	5
Net after-tax effect of non-operating adjustments to processing fees and other revenue, net interest revenue, expenses and income tax expense	1	77	—
Net income available to common shareholders, operating basis	$603	$433	$571	39	6

4 Pre-tax operating margin for the quarters ended June 30, 2014, March 31, 2014 and June 30, 2013 was calculated by dividing income before income tax expense by total revenue.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Quarters Ended			% Change
(Dollars in millions, except per share amounts)	June 30, 2014	March 31, 2014	June 30, 2013	Q2 2014 vs. Q1 2014		Q2 2014 vs. Q2 2013
Diluted Earnings per Common Share:
Diluted earnings per common share, GAAP basis	$1.38	$.81	$1.24	70%		11%
Severance costs	.01	.11	—
Provisions for litigation exposure and other costs, net	—	.01	.02
Acquisition costs	.02	.03	.03
Restructuring charges, net	.02	.02	.01
Effect on income tax rate of non-operating adjustments	—	.02	—
Discount accretion associated with former conduit securities	(.04)	(.04)	(.06)
Italian banking industry tax assessment	—	.03	—
Diluted earnings per common share, operating basis	$1.39	$.99	$1.24	40		12

Return on Average Common Equity:
Return on average common equity, GAAP basis	11.9%	7.2%	11.3%	470	bps	60	bps
Severance costs	—	1.0	—
Provisions for litigation exposure and other costs, net	—	.1	.2
Acquisition costs	.2	.3	.2
Restructuring charges, net	.1	.1	.1
Effect on income tax rate of non-operating adjustments	—	.2	—
Discount accretion associated with former conduit securities	(.3)	(.3)	(.5)
Italian banking industry tax assessment	—	.2	—
Return on average common equity, operating basis	11.9%	8.8%	11.3%	310		60

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION

	Six Months Ended		% Change
(Dollars in millions, except per share amounts)	June 30, 2014	June 30, 2013	2014 vs. 2013
Total Revenue:
Total revenue, GAAP basis	$5,083	$4,995	1.8%
Adjustment to processing fees and other revenue (see below)	121	68
Adjustment to net interest revenue (see below)	86	65
Adjustment to net interest revenue (see below)	(55)	(78)
Total revenue, operating basis[1]	$5,235	$5,050	3.66

Fee Revenue:
Total fee revenue, GAAP basis	3,963	3,828	4
Tax-equivalent adjustment associated with tax-advantaged investments	121	68
Total fee revenue, operating basis	4,084	3,896	5

Processing Fees and Other Revenue:
Total processing fees and other revenue, GAAP basis	$100	$110	(9)
Tax-equivalent adjustment associated with tax-advantaged investments	121	68
Total processing fees and other revenue, operating basis	$221	$178	24

Net Interest Revenue:
Net interest revenue, GAAP basis	$1,116	$1,172	(5)
Tax-equivalent adjustment associated with tax-exempt investment securities	86	65
Discount accretion related to former conduit securities	(55)	(78)
Net interest revenue, operating basis	$1,147	$1,159	(1)
Net Interest Margin:
Net interest margin, fully taxable-equivalent basis[2]	1.23%	1.40%	(22)	bps
Effect of discount accretion	(.05)	(.09)
Net interest margin, operating basis	1.18%	1.31%	(16)

Expenses:
Total expenses, GAAP basis	$3,878	$3,624	7.0%
Severance costs associated with staffing realignment	(76)	—
Provisions for litigation exposure and other costs, net	(6)	(15)
Acquisition costs	(36)	(34)
Restructuring charges, net	(25)	(10)
Total expenses, operating basis[1]	$3,735	$3,565	4.77

1 For the six months ended June 30, 2014 and June 30, 2013, negative operating leverage in the year-over-year comparison was approximately 111 basis points, based on an increase in total operating-basis revenue of 3.66% and an increase in total operating-basis expenses of 4.77%.
2 For the six months ended June 30, 2014 and June 30, 2013, fully taxable-equivalent net interest margin represented fully taxable-equivalent net interest revenue of $1,202 million and $1,237 million, respectively (GAAP-basis net interest revenue of $1,116 million and $1,172 million plus tax-equivalent adjustments of $86 million and $65 million, respectively), on an annualized basis, as a percentage of average total interest-earning assets for the six-month periods presented.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Six Months Ended		% Change
(Dollars in millions, except per share amounts)	June 30, 2014	June 30, 2013	2014 vs. 2013
Compensation and Employee Benefits Expenses:
Total compensation and employee benefits expenses, GAAP basis	$2,135	$1,952	9%
Severance costs associated with staffing realignment	(76)	—
Total compensation and employee benefits expenses, operating basis	$2,059	$1,952	5

Other Expenses:
Total other expenses, GAAP basis	$581	$560	4
Provisions for litigation exposure and other costs, net	(6)	(15)
Total other expenses, operating basis	$575	$545	6

Income Before Income Tax Expense:
Income before income tax expense, GAAP basis	$1,201	$1,371	(12)
Net pre-tax effect of non-operating adjustments to revenue and expenses	295	114
Income before income tax expense, operating basis	$1,496	$1,485	1
Pre-tax operating margin[3]:
Pre-tax operating margin, GAAP basis	23.6%	27.4%
Net effect of non-operating adjustments	5.0	2.0
Pre-tax operating margin, operating basis	28.6%	29.4%

Income Tax Expense:
Income tax expense, GAAP basis	$216	$328
Aggregate tax-equivalent adjustments	207	133
Italian banking industry tax assessment	(11)	—
Net tax effect of non-operating adjustments	21	(7)
Income tax expense, operating basis	$433	$454

Effective Tax Rate:
Income before income tax expense, operating basis	$1,496	$1,485
Income tax expense, operating basis	433	454
Effective tax rate, operating basis	28.9%	30.5%

Net Income Available to Common Shareholders:
Net income available to common shareholders, GAAP basis	$958	$1,026	(7)
Net after-tax effect of non-operating adjustments to processing fees and other revenue, net interest revenue, expenses and income tax expense	78	(12)
Net income available to common shareholders, operating basis	$1,036	$1,014	2

3 Pre-tax operating margin for the six months ended June 30, 2014 and June 30, 2013 was calculated by dividing income before income tax expense by total revenue.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Six Months Ended		% Change
(Dollars in millions, except per share amounts)	June 30, 2014	June 30, 2013	2014 vs. 2013
Diluted Earnings per Common Share:
Diluted earnings per common share, GAAP basis	$2.19	$2.22	(1)%
Severance costs	.11	—
Provisions for litigation exposure and other costs, net	.01	.02
Acquisition costs	.06	.05
Restructuring charges, net	.03	.02
Effect on income tax rate of non-operating adjustments	.02	(.01)
Discount accretion related to former conduit securities	(.08)	(.10)
Italian banking industry tax assessment	.03	—
Diluted earnings per common share, operating basis	$2.37	$2.20	8

Return on Average Common Equity:
Return on average common equity, GAAP basis	9.6%	10.2%	(60)	bps
Severance costs	.5	—
Provisions for litigation exposure and other costs, net	—	.1
Acquisition costs	.2	.2
Restructuring charges, net	.2	.1
Effect on income tax rate of non-operating adjustments	.1	—
Discount accretion related to former conduit securities	(.3)	(.5)
Italian banking industry tax assessment	.1	—
Return on average common equity, operating basis	10.4%	10.1%	30

STATE STREET CORPORATION
Earnings Release Addendum
REGULATORY CAPITAL
     The accompanying earnings release presents capital ratios in addition to, or adjusted from, those calculated in conformity with applicable regulatory requirements. These include capital ratios based on tangible common equity, as well as capital ratios adjusted to reflect our estimate of the impact of the relevant Basel III requirements, as specified in the July 2013 final rule issued by the Board of Governors of the Federal Reserve System, referred to as the Basel III final rule. These non-regulatory and adjusted capital measures are non-GAAP financial measures. Management currently calculates the non-GAAP capital ratios presented in the earnings release to aid in its understanding of State Street’s capital position under a variety of standards, including currently applicable and transitioning regulatory requirements. Management believes that the use of the non-GAAP capital ratios presented in the earnings release similarly aids in an investor's understanding of State Street's capital position and therefore is of interest to investors.

     The total risk-based capital, tier 1 risk-based capital, tier 1 common risk-based capital and tier 1 leverage ratios have each been calculated in conformity with applicable regulatory requirements as of the dates that each was first publicly disclosed. As of June 30, 2014, the capital component, or numerator, of these ratios was calculated in conformity with the provisions of the Basel III final rule. As of June 30, 2014, the total risk-weighted assets component, or denominator, used in the calculation of the total risk-based capital, tier 1 risk-based capital, and tier 1 common risk-based capital ratios, and the adjusted average assets component, or denominator, used in the calculation of the tier 1 leverage ratio, were each calculated in conformity with the advanced approaches provisions of Basel III.

     The tangible common equity, or TCE, ratio is an additional capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated total common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. Reconciliations with respect to the calculation of the TCE ratios as of June 30, 2014, March 31, 2014 and June 30, 2013 are provided on page 14 of this earnings release addendum.

     The tier 1 common risk-based capital ratio is provided for in the Basel III final rule. The tier 1 common risk-based capital ratio was not previously required by Basel I. A reconciliation with respect to the tier 1 common risk-based capital ratio as of June 30, 2013 is provided on page 14 of this earnings release addendum.

The following table presents State Street's regulatory capital ratios and underlying components, calculated in conformity with applicable regulatory requirements as described above.

(Dollars in millions)	Basel III Advanced Approach June 30, 2014[1]	Basel III Transitional June 30, 2014[2]
RATIOS:
Total risk-based capital	16.1%	20.2%
Tier 1 risk-based capital	14.1	17.7
Tier 1 common risk-based capital	12.8	16.0
Tier 1 leverage	6.9	6.9

1 Total capital, tier 1 capital, tier 1 common and tier 1 leverage ratios as of June 30, 2014 were calculated in conformity with the advanced approaches provisions of the Basel III final rule.
2 Total capital, tier 1 capital, tier 1 common and tier 1 leverage ratios as of June 30, 2014 were calculated in conformity with the transitional provisions of the Basel III final rule. Specifically, these ratios reflect total and tier 1 capital, as applicable (the numerator), calculated in conformity with the advanced approaches provisions of the Basel III final rule, and total risk-weighted assets or, with respect to the tier 1 leverage ratio, quarterly average assets (in both cases, the denominator), calculated in conformity with the provisions of Basel I.

Supporting Calculations:

Total capital	$17,924	$17,924
Total risk-weighted assets	111,015	88,607
Total risk-based capital ratio	16.1%	20.2%

Tier 1 capital	$15,708	$15,708
Total risk-weighted assets	111,015	88,607
Tier 1 risk-based capital ratio	14.1%	17.7%

Tier 1 common capital	$14,165	$14,165
Total risk-weighted assets	111,015	88,607
Tier 1 common risk-based capital ratio	12.8%	16.0%

Tier 1 capital	$15,708	$15,708
Adjusted quarterly average assets	227,815	227,815
Tier 1 leverage ratio	6.9%	6.9%

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF TANGIBLE COMMON EQUITY AND TIER 1 COMMON RATIOS

The following table presents the calculations of State Street's ratios of tangible common equity to total tangible assets and its ratio of tier 1 common capital to total risk-weighted assets.

(Dollars in millions)		June 30, 2014	March 31, 2014	June 30, 2013
Consolidated Total Assets		$282,324	$256,663	$227,300
Less:
Goodwill		6,037	6,038	5,924
Other intangible assets		2,247	2,306	2,406
Cash balances held at central banks in excess of required reserves		87,081	61,980	36,458
Adjusted assets		186,959	186,339	182,512
Plus related deferred tax liabilities		898	900	668
Total tangible assets	A	$187,857	$187,239	$183,180
Consolidated Total Common Shareholders' Equity		$20,467	$20,040	$19,591
Less:
Goodwill		6,037	6,038	5,924
Other intangible assets		2,247	2,306	2,406
Adjusted equity		12,183	11,696	11,261
Plus related deferred tax liabilities		898	900	668
Total tangible common equity	B	$13,081	$12,596	$11,929
Tangible common equity ratio	B/A	7.0%	6.7%	6.5%
Tier 1 Capital[1]				$13,708
Less:
Trust preferred capital securities				950
Preferred stock				490
Plus: Other				—
Tier 1 common capital	C			$12,268
Total Risk-Weighted Assets[1]	D			$82,453
Tier 1 common risk-based capital ratio	C/D			14.9%

1 As of June 30, 2013, tier 1 capital and total risk-weighted assets were calculated in conformity with the provisions of Basel I.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF TIER 1 COMMON RATIOS

     In July 2013, the Board of Governors of the Federal Reserve System issued a final rule intended to implement the Basel III framework in the U.S., referred to as the Basel III final rule. Provisions of the Basel III final rule become effective under a transition timetable which began on January 1, 2014. On February 21, 2014, we were notified by the Federal Reserve that we completed our parallel run period and would be required to begin using the advanced approaches provided in the Basel III final rule beginning with the second quarter of 2014. Pursuant to this notification, we began to use the advanced approaches to calculate and disclose our regulatory capital ratios beginning with the second quarter of 2014.

     Once the provisions of the Basel III final rule are fully implemented on January 1, 2015, the lower of our common equity tier 1, or tier 1 common, ratio calculated under the Basel III advanced approach, and our tier 1 common ratio calculated under the standardized approach, will be used by banking regulators in their assessment of our capital adequacy for regulatory purposes. In 2014, including the second quarter of 2014 and ending with the fourth quarter of 2014, the lower of our tier 1 common ratio calculated under the Basel III advanced approach, and our tier 1 common ratio using capital calculated under the provisions of the Basel III final rule (the numerator), and total risk-weighted assets calculated under the provisions of Basel I (the denominator), will be used by banking regulators in their assessment of our capital adequacy for regulatory purposes.

     The following tables reconcile our estimated tier 1 common ratios calculated in conformity with the Basel III final rule, as described, to our tier 1 common ratios calculated in conformity with applicable regulatory requirements as of the dates indicated.

As of June 30, 2014 (Dollars in millions)	Basel III Final Rule Advanced Approach[1]		Basel III Final Rule Standardized Approach (Estimated)[2]
Tier 1 Capital	$15,708		$15,708
Less:
Trust preferred capital securities	475		475
Preferred stock	1,233		1,233
Plus: Other	165		165
Tier 1 common capital	14,165	A	14,165
Total Risk-Weighted Assets	111,015	B	125,888
Tier 1 common risk-based capital ratio	12.8%	A/B	11.3%

[1] Tier 1 common ratio as of June 30, 2014 was calculated in conformity with the advanced approaches provisions of the Basel III final rule.
[2] Estimated tier 1 common ratio as of June 30, 2014 reflects capital calculated in conformity with the provisions of the Basel III final rule and total risk-weighted assets calculated in conformity with the standardized approach in the Basel III final rule.  Under the standardized approach, total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $14.87 billion as a result of applying the standardized provisions of the Basel III final rule to total risk-weighted assets of $111.02 billion as of June 30, 2014, calculated in conformity with the advanced approaches provisions of the Basel III final rule.

As of March 31, 2014 (Dollars in millions)	Basel III Transitional[3]		Basel III Final Rule Standardized Approach (Estimated)[4]	Basel III Final Rule Advanced Approach (Estimated)[5]
Tier 1 Capital	$15,487		$15,487	$15,487
Less:
Trust preferred capital securities	475		475	475
Preferred stock	1,233		1,233	1,233
Plus: Other	145		145	145
Tier 1 common capital	13,924	C	13,924	13,924
Total Risk-Weighted Assets	84,694	D	124,783	105,729
Tier 1 common risk-based capital ratio	16.4%	C/D	11.2%	13.2%

[3] Tier 1 common ratio as of March 31, 2014 was calculated in conformity with the transitional provisions of the Basel III final rule. Specifically, this ratio reflects tier 1 capital (the numerator) calculated in conformity with the provisions of the Basel III final rule, and total risk-weighted assets (the denominator) calculated in conformity with the provisions of Basel I.

[4] Estimated tier 1 common ratio as of March 31, 2014 reflects capital calculated in conformity with the advanced approaches provisions of the Basel III final rule and estimated total risk-weighted assets calculated in conformity with the standardized approach in the Basel III final rule.  Under the standardized approach, total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $40.09 billion as a result of applying the standardized provisions of the Basel III final rule to total risk-weighted assets of $84.69 billion as of March 31, 2014, calculated in conformity with the provisions of Basel I.

[5] Estimated tier 1 common ratio as of March 31, 2014 reflects capital calculated in conformity with the advanced approaches provisions of the Basel III final rule and estimated total risk-weighted assets calculated in conformity with the advanced approaches provisions of the Basel III final rule.  Under the advanced approach, total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $21.04 billion as a result of applying the advanced approaches provisions of the Basel III final rule to total risk-weighted assets of $84.69 billion as of March 31, 2014, calculated in conformity with the provisions of Basel I.

As of June 30, 2013 (Dollars in millions)	Basel I6		Basel III Final Rule Standardized Approach (Estimated)[7]	Basel III Final Rule Advanced Approach (Estimated)[8]
Tier 1 Capital	$13,708		$13,007	$13,007
Less:
Trust preferred capital securities	950		475	475
Preferred stock	490		490	490
Plus: Other	—		54	54
Tier 1 common capital	12,268	E	12,096	12,096
Total Risk-Weighted Assets	82,453	F	120,495	111,035
Tier 1 common risk-based capital ratio	14.9%	E/F	10.0%	10.9%

[6] Tier 1 common ratio as of June 30, 2013 was calculated in conformity with the provisions of Basel I. Specifically, tier 1 common capital was calculated using tier 1 capital, calculated in conformity with the provisions of Basel I, but deducting non-common elements (qualifying perpetual preferred stock and qualifying trust preferred capital securities), resulting in tier 1 common capital, by total risk-weighted assets calculated in conformity with the provisions of Basel I.

[7] Estimated tier 1 common ratio as of June 30, 2013 reflects capital calculated as described in note 6 above, but with tier 1 capital calculated in conformity with the provisions of the Basel III final rule and estimated total risk-weighted assets calculated in conformity with the standardized approach in the Basel III final rule.  Under the standardized approach, total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $38.04 billion as a result of applying the standardized provisions of the Basel III final rule to total risk-weighted assets of $82.45 billion as of June 30, 2013, calculated in conformity with the provisions of Basel I.

[8] Estimated tier 1 common ratio as of June 30, 2013 reflects capital calculated as described in note 6 above, but with tier 1 capital calculated in conformity with the provisions of the Basel III final rule and estimated total risk-weighted assets calculated in conformity with the advanced approaches provisions of the Basel III final rule.  Under the advanced approach, total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $28.58 billion as a result of applying the advanced approaches provisions of the Basel III final rule to total risk-weighted assets of $82.45 billion as of June 30, 2013, calculated in conformity with the provisions of Basel I.